Investor Presentation

March 31, 2025

California BanCorp | California Bank of Commerce

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, expectations regarding the adequacy of reserves for credit losses and statements about the benefits of our merger with the predecessor Calfornia BanCorp (the "Merger"), as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to risks related to the Merger, including the risks that costs may be greater than anticipated, cost savings may be less than anticipated, and difficulties in retaining senior management, employees or customers, the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks, changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 5th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.7 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Merger between Southern California Bancorp and predecessor California BanCorp closed on July 31, 2024 expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market of Northern Los Angeles County
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 38.7% of total deposits at March 31, 2025
- Total loans held for investment of $3.1 billion at March 31, 2025, compared with $3.1 billion at Dec. 31, 2024 and $1.9 billion at March 31, 2024
- Diverse commercial loan portfolio
- Bank's capital ratios exceed minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 20, 2024; world data published by The World Bank, as of June 13, 2024.
2. Employment Development Department, State of California; data as of third quarter 2023

California BanCorp

At a Glance

BCAL
Nasdaq

San Diego
Headquarters

$409M
Market Cap[1]

$4.0B
Assets[3]

36.1%
5-Yr Asset CAGR[4]

4
Bank Acquisitions[2]
1
MOE

$3.3B
Deposits[3]

37.1%
5-Yr Deposit CAGR[4]

Branch Footprint




Roseville
Woodland
Sacramento
Davis
Rancho Cordo
Windsor
Santa Rosa
Parkway
Elk Grove
Sebastopol
Rohnert Park
Vacaville
Napa
Fairfield
Petaluma
Lodi
Novato
Vallejo
San Rafael
Concord
Stockton
Richmond
San Francisco
Berkeley
Manteca
Daly City
Oakland
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill


Victorville
Santa Paula
Santa Clarita
Ventura
Oxnard
Los Angeles
El Monte
Fontana
San Bernardino
Ontario
Riverside
Torrance
Long Beach
Corona
Orange
Santa Ana
Moreno Valley
Temecula
Oceanside
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of April 16, 2025.
2. Over the past 10 years.
3. As of March 31, 2025.
4. Compound annual growth rate (CAGR) over five-year period ended March 31, 2025.

Attractive Market Position

California is the Largest Banking Market in the United States

$3.9T
California GDP[1]

5th
Largest economy in the world behind Germany and ahead of India[1]

39MM
2023 Population[2]

1.7MM
Small Businesses[3]

BCAL's Southern California Footprint

$1.6T
Combined GDP[1]

16th
Largest economy in the world, behind Spain and ahead of Indonesia[1]

23MM
2023 Population[2]

1MM
Small Businesses[3]

BCAL's Northern California Footprint

$721MM
Combined GDP[1]

21st
Largest economy in the world, behind Switzerland and ahead of Poland[1]

6MM
2023 Population[2]

>300K
Small Businesses[3]



Banks in California
351
272
124
2000
2010
2024



Median California Bank Assets ($MM)
$1,064
$175
$252
2000
2010
2024

1. California data from U.S. Bureau of Economic Analysis (2024); World data from World Bank (2024).
2. U.S. Census Bureau (July 2024).
3. Employment Development Department, State of California (2023).

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.2 billion, or 380%, powered by a dedicated and accomplished team.



July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$480
$537
$768
$1,345
$1,579
$2,260
$2,360
$4,032
$3,983
2017
2018
2019
2020
2021
2022
2023
2024
1Q25
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer
Executive Chairman

Banking Experience:

> 40 Years

Steven Shelton
Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez
President

Banking Experience:

> 25 Years

Thomas Dolan
Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel
Chief Operating Officer

Banking Experience:

> 30 Years

Peter Nutz
Chief Credit Officer, Bank

Banking Experience:

> 20 Years

Jean Carandang
Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant
Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easily accessible, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $238.8 million per branch at March 31, 2025 ($3.34 billion in deposits / 14 branches)

Financial Highlights

Post Merger Our TBV and Capital Ratios Have Increased

Financial Highlights ($ in millions except per share data)	Q1 2025	Q4 2024	Q3 2024
Net Income (Loss)	$16.9	$16.8	$(16.5)
Diluted EPS	$0.52	$0.51	$(0.59)
Pre-tax, Pre-provision Income (PTPP)[1]	$19.9	$19.4	$0.4
Return on Average Assets	1.71%	1.60%	(1.82)%
Adjusted Return on Average Assets[1]	1.71%	1.64%	1.01%
Return on Average Common Equity	13.18%	13.21%	(15.28)%
Adjusted Return on Average Common Equity[1]	13.18%	13.57%	8.44%
Net Interest Margin	4.65%	4.61%	4.43%
Efficiency Ratio[1]	55.6%	57.4%	98.9%
Non-performing Assets/Total Assets	0.68%	0.76%	0.68%
Allowance for Credit Losses/Total Loans Held for Investment	1.57%	1.71%	1.80%

Tangible Book Value & Bank Capital Ratios	March 31, 2025	December 31, 2024	September 30, 2024	Estimate at July 31, 2024[2]
Tangible Common Equity[1]	$398.3 million	$377.8 million	$362.5 million	$383.9 million
Tangible book value per common share[1]	$12.29	$11.71	$11.28	$10.92
Tangible common equity/tangible assets[1]	10.3%	9.7%	8.6%	8.5%
Leverage ratio	12.2%	11.1%	12.4%	10.3%
Common equity tier 1 ratio	13.3%	12.4%	11.4%	10.7%
Tier 1 capital ratio	13.3%	12.4%	11.4%	10.7%
Total capital ratio	14.4%	13.5%	12.5%	11.8%

Strategic Focus

- Efficient post-merger integration, along with the accretion and amortization of accretable fair value marks, are expected to continue driving the positive trend for the earn-back on key capital ratios
- Focused on managing capital for long-term success
- Continued derisking of our consolidated balance sheet
- Relationship-based commercial business model
- Maintain strong cash position with multiple sources of readily available liquidity
- Prudent underwriting with adequate reserves
- Dedicated to the creation of shareholder value

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Merger announcement estimates.

Balance Sheet

($ in 000s)	March 31, 2025	December 31, 2024	September 30, 2024	July 31, 2024
Assets				
Cash and Cash Equivalents	$439,241	$388,162	$614,423	$493,088
Debt Securities	184,787	195,281	212,694	219,674
Loans Held for Sale	4,625	17,180	33,704	7,338
Loans Held for Investment	3,068,744	3,139,165	3,199,714	3,211,221
Allowance for Loan Losses	(45,839)	(50,540)	(53,552)	(53,527)
Net Loans	3,022,935	3,088,625	3,146,162	3,157,695
Goodwill and Other Intangibles	133,103	134,058	135,546	136,212
Other Assets	198,429	208,348	220,238	236,950
Total Assets	**$3,983,090**	**$4,031,654**	**$4,362,767**	**$4,250,957**
Liabilities				
Total Deposits	$3,342,503	$3,398,760	$3,740,915	$3,630,870
Subordinated Debentures	70,308	69,725	69,142	68,753
Other Liabilities	38,895	51,333	54,646	64,101
Total Liabilities	**3,451,706**	**3,519,818**	**3,864,703**	**3,763,724**
Shareholders' Equity				
Common Stock	442,934	442,469	441,684	440,724
Retained Earnings	92,861	76,008	59,236	52,259
Accumulated Other Comprehensive Loss, Net of Taxes	(4,411)	(6,641)	(2,856)	(5,750)
Total Shareholders' Equity	531,384	511,836	498,064	487,233
Total Liabilities & Shareholders' Equity	**$3,983,090**	**$4,031,654**	**$4,362,767**	**$4,250,957**

1Q25, 4Q24 and 1Q24 Income Statements

Income Statement ($ in 000s)	For the three months ended		
	March 31, 2025	December 31, 2024	March 31, 2024
Interest Income			
Loans	$ 50,686	$ 54,791	$ 28,584
Securities	1,524	1,698	1,213
Other interest income	4,615	6,069	1,467
Total Interest Income	56,825	62,558	31,264
Interest Expense			
Deposits	13,179	16,626	9,791
Borrowings	1,391	1,391	979
Total Interest Expense	14,570	18,017	10,770
Net Interest Income	42,255	44,541	20,494
Reversal of credit losses	(3,776)	(3,835)	(331)
Net Interest Income after Reversal of Credit Losses	46,031	48,376	20,825
Non-interest Income			
Service charges and fees on deposit accounts	1,186	911	525
Gain (loss) on sale of loans	577	(1,095)	415
Bank owned life insurance	463	823	261
Servicing and related income on loans	142	157	73
Other charges and fees	199	208	139
Total Non-interest Income	2,566	1,004	1,413
Non-interest Expense			
Salaries, wages and other employee benefits	15,864	16,074	9,610
Occupancy	2,152	2,314	1,452
Merger and related expenses	-	643	549
Other operating	6,904	7,094	1,114
Total Non-interest Expense	24,920	26,125	14,981
Net Income Before Income Taxes	23,677	23,255	7,257
Income tax expense	6,824	6,483	2,322
Net Income	$ 16,853	$ 16,772	$ 4,935

Net Interest Margin

Yield on Earning Assets
(for three months ended March 31, 2025)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$3,109,722	$50,686	6.61%
Taxable debt securities	139,481	1,524	4.43%
Tax-exempt debt securities[1]	53,522	305	2.93%
Deposits in other financial institutions	316,582	3,468	4.44%
Fed fund sold/resale agreements	30,413	335	4.47%
Restricted stock investments and other bank stock	31,657	507	6.50%
Total interest-earning assets	$3,681,377	$56,825	6.26%
Total noninterest-earning assets	318,132		
Total Assets	**$3,999,509**		

Net Interest Income ($ in millions)



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.71%
4.36%
4.23%
4.05%
3.80%
3.94%
4.43%
4.61%
4.65%
$24.9
$23.4
$23.3
$22.6
$20.5
$21.0
$36.9
$44.5
$42.3
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended March 31, 2025)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$735,209	$3,366	1.86%
Money market and savings accounts	1,161,960	7,750	2.70%
Time deposits	207,519	2,063	4.03%
Total interest-bearing deposits	2,104,688	13,179	2.54%
Borrowings:			
Subordinated debt	70,027	1,391	8.06%
Total borrowings	70,027	1,391	8.06%
Total interest-bearing liabilities	$2,174,715	$14,570	2.72%
Noninterest-bearing liabilities:			
Demand deposits	1,255,883		
Other liabilities	50,368		
Shareholders' equity	518,543		
Total Liabilities and Shareholders' Equity	**$3,999,509**		

Total cost of deposits in 1Q25 was 1.59%
Total cost of funds in 1Q25 was 1.72%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits

Deposit Mix and Growth at quarter ended:


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
3/31/2025
7%
6%
13%
6%
34%
34%
8%
5%
13%
6%
34%
34%
6%
6%
18%
4%
29%
37%
5%
4%
17%
4%
33%
37%
5%
18%
4%
34%
39%
Brokered Deposits now 0%
Noninterest-bearing Demand
Money Market & Savings
Interest Bearing Checking
ICS/R&T Deposits²
Brokered Time Deposits
Time Deposits

95.1% Core deposits[1] | 38.7% Noninterest-bearing deposits to total deposits as of March 31, 2025

Cost of Deposits for the quarter ended


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.05%
2.12%
2.09%
1.87%
1.59%
1Q24
2Q24
3Q24
4Q24
1Q25

Total Deposits at quarter ended ($MM)


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$1,931
$1,936
$3,741
$3,399
$3,343
3/31/2024
6/30/2024
9/30/2024
12/31/2024
1Q25

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) interest-beraing products provide customers with FDIC insurance coverage at ICS or R&T network institutions.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity	In-Use	Total Available Liquidity
As of 3/31/2025		*($ in millions)*	
Cash	$ 439.2	$ -	$ 439.2
AFS Securities	131.6	13.1	118.5
FHLB	734.8	47.0	687.8
Fed DW	353.0	-	353.0
Other Sources	90.5	-	90.5
Total	$ 1,749.1	$ 60.1	$ 1,689.0



$439.2
$118.5
$687.8
$353.0
$90.5
$1,689.0
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity (as of 3/31/25)

- On-BS Cash = $439.2 million
- Total Borrowing Capacity = $1.18 billion
- Total Available Borrowing Capacity = $1.13 billion
- Total Available Liquidity = $1.69 billion

Loan Portfolio

Total Loans [1] ($MM), at the quarter ended



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
1Q24
2Q24
3Q24
4Q24
1Q25

Yield on Loans, for the quarter ended



7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.02%
6.21%
6.79%
6.84%
6.61%
1Q24
2Q24
3Q24
4Q24
1Q25

Contractual Maturity Summary for the next 3 years as of March 31, 2025 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$180.0	5.9%	$37.1	1.2%	$ -	0.0%
1-4 family residential	24.7	0.8%	20.6	0.7%	14.2	0.5%
Multifamily	26.4	0.9%	40.1	1.3%	29.7	1.0%
Commercial real estate	157.4	5.1%	156.0	5.1%	274.9	8.9%
Commercial & industrial	332.7	10.8%	63.2	2.1%	78.2	2.5%
Others	2.7	0.1%	0.1	0.0%	0.9	0.0%
Total loans	$723.9	23.6%	$317.1	10.4%	$397.9	12.9%
Sponsor Finance	$17.4	0.6%	$13.8	0.4%	$26.6	0.9%
CRE Owner-Occupied (OO)	$57.1	1.9%	$24.8	0.8%	$29.7	1.0%
CRE Non Owner-Occupied (NOO)	$100.3	3.2%	$131.2	4.3%	$245.2	8.0%
CRE Office and Medical/Dental Office	$15.4	0.5%	$35.3	1.1%	$56.7	1.8%

Loan Repricing Summary for the next 3 years as of March 31, 2025 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$735.6	23.9%	$26.6	0.9%	$6.7	0.2%
Other Indexed Rate Loans	159.0	5.2%	303.9	9.9%	170.5	5.5%
Total Variable Rate Loans	$894.6	29.1%	$330.5	10.8%	$177.2	5.7%
Fixed Rate Loans [2]	198.0	6.4%	194.4	6.3%	289.9	9.4%
Total Loans	$1,092.6	35.5%	$524.9	17.1%	$467.1	15.1%
Multifamily	$33.6	1.1%	$47.1	1.5%	$50.3	1.6%
Sponsor Finance	$53.4	1.7%	13.8	0.4%	-	-
CRE Owner-Occupied (OO)	$116.2	3.8%	$108.1	3.5%	$87.2	2.8%
CRE Non Owner-Occupied (NOO)	$195.1	6.3%	$284.7	9.3%	$269.2	8.8%
CRE Office and Medical/Dental Office	$64.0	2.1%	$123.9	4.0%	$62.0	2.0%

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans are based on contractual maturity.

Diverse Loan Portfolio

Total Loan Portfolio[1], as of March 31, 2025

Commercially Focused | Relationship Based



Other[2] 0.8%
Sponsor Finance 2.2%
1-4 SFR 5.2%
Construction & Land Dev 7.2%
Multifamily 7.7%
Total Loans[1] $3.07 billion
CRE[3] 57.1%
C&I 19.8%
CRE - Industrial 17.0%
CRE - Retail 9.4%
CRE - Office 9.0%
CRE - Others 5.6%
CRE - Hotel, 4.4%
CRE - Special Purpose 3.8%
CRE - Medical/Dental Office 3.6%
CRE - Self Storage 2.9%
CRE - Restaurant 1.4%

Total CRE[3] by Location[4], as of March 31, 2025



California - Sacramento 6%
Out of State 8%
California - Bay Area 24%
California - Los Angeles 25%
Total CRE Loans $1.76 billion
California - Ventura 5%
California - San Diego 11%
California - Riverside 5%
California - Others 10%
California - Orange 6%

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of March 31, 2025



< 50%
55%
>50% to 55%
13%
>55% to 60%
12%
>60% to 65%
10%
>65% to 70%
6%
> 70%
4%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	275	$522.2	$1.9	47%
CRE – Office	138	$275.8	$2.0	52%
CRE – Retail	169	$290.1	$1.7	43%
CRE – Special Purpose	59	$115.6	$2.0	39%
CRE – Med/Dental Office	108	$110.4	$1.0	50%
CRE – Self Storage	14	$87.9	$6.8	46%
CRE – Restaurant	33	$43.6	$1.3	45%
CRE – Hotel	14	$133.7	$9.6	44%
CRE – Other[4]	81	$173.6	$2.2	47%
Total CRE	891	$1,752.9	$2.0	46%

CRE NOO vs CRE OO by Property Type, as of March. 31, 2025



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Hotel, 11.8%
CRE - Restaurant, 3.0%
CRE - Other, 9.0%
CRE - Med/Dental Office, 4.0%
CRE - Self Storage, 7.8%
CRE - Retail, 22.0%
CRE - Special Purpose, 3.7%
CRE - Office, 19.2%
CRE - Industrial, 19.5%
CRE - Restaurant, 1.5%
CRE - Other, 11.6%
CRE - Med/Dental Office, 10.5%
CRE - Retail, 6.7%
CRE - Special Purpose, 11.8%
CRE - Office, 9.5%
CRE - Industrial, 48.4%
CRE NOO - $1.13 B
CRE OO - $633.3 MM

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of March 31, 2025, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of March 31, 2025.
4. CRE – Other includes gas station, mixed use and retirement properties.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of March 31, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	46	$11.1	$0.2	42%
>$0.5 - $2	59	$53.1	$0.9	45%
>$2 - $5	19	$57.3	$3.0	55%
>$5 - $10	7	$47.4	$6.8	60%
>$10 - $20	5	$62.1	$12.4	48%
> $20	2	$44.8	$22.4	58%
CRE – Office	**138**	**$275.8**	**$2.0**	**52%**

CRE Medical/Dental Office Distribution by LTV[1], as of March 31, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	45	$12.0	$0.3	48%
>$0.5 - $2	48	$43.3	$0.9	50%
>$2 - $5	12	$32.7	$2.7	57%
>$5 - $10	3	$22.4	$7.5	41%
CRE – Medical/Dental Office	**108**	**$110.4**	**$1.0**	**50%**

CRE Office and Medical/Dental Office by Location [3], as of March 31, 2025



Out of State
2.7%
California - Los Angeles
26.0%
California - San Diego
6.0%
California - Orange
2.1%
California - Others
14.5%
California - Riverside
1.2%
California - Ventura
6.2%
California - Bay Area
26.5%
California - Sacramento
14.8%

1. Weighted average LTV is based on current loan balance as of March 31, 2025, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of March 31, 2025.
3. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV[1], as of March 31, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	23	$6.9	$0.3	33%
>$0.5 - $2	31	$35.7	$1.2	48%
>$2 - $5	29	$88.4	$3.0	57%
>$5 - $10	9	$66.0	$7.3	60%
>$10 - $20	3	$40.9	$13.6	58%
Multifamily Loans	95	$237.9	$2.5	56%

Multifamily Loans by Location[3], as of March 31, 2025



Out of State, 9.4%
California - Bay Area, 9.3%
California - San Diego, 13.5%
California - Los Angeles, 58.1%
California - Others, 9.7%

At March 31, 2025:

- Total multifamily loans were $237.9 million, or 7.7% of total loans, including loans held for sale
- Unfunded loan commitments were $3.0 million, or 0.3 % of total unfunded loan commitments
- 60% are fixed rate loans and 40% are variable rate loans
- No past due multifamily loans and nonperforming loans
- An eight-unit multifamily apartment building that has been divided into 32 multifamily micro units, with a fair value of $4.1 million is included in other real estate owned (OREO).

1. Weighted average LTV is based on current loan balance as of March 31, 2025, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of March 31, 2025.
3. Location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual [2]	Total
	March 31, 2025						
Construction and Land Development	$ 191,370	$ 13,660	$ 1,748	$ -	$ -	$ 14,659	$ 221,437
Real Estate - Other:							
1-4 Family Residential	154,729	-	2,713			-	157,442
Multifamily Residential	234,883	3,013	-			-	237,896
Commercial Real Estate and Other	1,688,260	41,804	24,135			1,763	1,755,962
Commercial and Industrial	554,623	10,972	34,655			5,033	605,283
Sponsor Finance	35,439	4,972	25,449			1,325	67,185
Consumer	23,263	-	306			-	23,569
Total loans held for investment	**$ 2,882,567**	**$ 74,421**	**$ 89,006**	**$ -**	**$ -**	**$ 22,780**	**$ 3,068,774**

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual [2]	Total
	December 31, 2024						
Construction and Land Development	$ 203,484	$ 12,431	$ 1,751	$ -	$ -	$ 9,659	$ 227,325
Real Estate - Other:							
1-4 Family Residential	157,038	-	4,469			2,895	164,402
Multifamily Residential	240,207	3,786	-			-	243,993
Commercial Real Estate and Other	1,709,723	36,026	13,063			8,588	1,767,400
Commercial and Industrial	554,592	10,743	44,750			4,917	615,002
Sponsor Finance	62,512	6,353	27,101			-	95,966
Consumer	24,344	-	405			-	24,749
Total loans held for investment	**$ 2,951,900**	**$ 69,339**	**$ 91,539**	**$ -**	**$ -**	**$ 26,059**	**$ 3,138,837**

1. Represents substandard accruing loans.
2. All nonaccrual loans are risk rated substandard.

Credit Profile

Adequate Reserves

($000)	1Q24	2Q24	3Q24	4Q24	1Q25
Nonaccrual Loans					
1-4 Family	$ -	$ -	$2,895	$2,895	$ -
CRE & Multifamily	6,153	4,696	9,432	8,915	1,763
Construction	-	-	9,105	9,659	14,659
Consumer	-	-	-	-	-
Commercial	-	-	4,002	4,917	6,358
Total Nonaccrual	$6,153	$4,696	$25,661	$26,386	$22,780
Accruing Loans past due 90 days or more	-	-	37	150	45
Total Nonperforming Loans	$6,153	$4,696	$25,698	$26,536	22,825
Other Real Estate Owned	13,114	-	4,083	4,083	4,083
Total Nonperforming Assets	$19,267	$4,696	$29,781	$30,619	$26,908

At March 31, 2025:
- Total non-performing assets (NPAs) decreased to $26.9 million, or 0.68% of total assets.
- Nonaccrual loans included 8 purchased credit deteriorated ("PCD") loans with a total net amortized cost of $6.7 million at March 31, 2025, in connection with the merger.
- During the first quarter of 2025, four loans were downgraded to nonaccrual, one 1-4 family was upgraded to accrual status and one nonaccrual CRE PCD loan was sold.

NPAs / Assets



1.000%
0.800%
0.600%
0.400%
0.200%
0.000%
0.84%
0.20%
0.68%
0.76%
0.68%
1Q24
2Q24
3Q24
4Q24
1Q25

ALL/ Total Loans Held for Investment



1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
1.18%
1.27%
1.67%
1.61%
1.49%
1Q24
2Q24
3Q24
4Q24
1Q25

Allowance for Credit Losses – Loans as of and for the Three Months Ended March 31, 2025



1.61%[1] At Dec 31, 2024
($3.2 million) provision breakdown
52M
50M
48M
46M
44M
balance
$50,540K
($1,542K)
$1,542K
($522K)
($2,866K)
($872K)
($1,048K)
$659K
($52K)
$45,839K
1.49%[1] At Mar 31, 2025
prior_total_reserve
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Specific_Reserve
Change_in_Unallocated
current_total_reserve

- During the first quarter of 2025, the reversal of provision for credit losses for loans held for investment was $3.2 million. The increase was driven primarily by changes in the composition of the loans held for investment portfolio, coupled with changes in qualitative factors and the reasonable and supportable forecast, primarily related to the economic outlook for California.
- At March 31, 2025, allowance for credit losses ("ACL") was $48.3 million, or 1.57% of total loans held for investment.
- At March 31, 2025, ACL was comprised of allowance for loan losses (ALL) of $45.8 million, or 1.49% of total loans held for investment, and reserve for unfunded loan commitments of $2.5 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) for the quarter ended:



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
98.9%
85.7%
83.5%
68.4%
65.9%
$14.6
$0.6
57.4%
56.0%
55.6%
$0.5
$0.5
60.5%
$14.5
$18.5
$23.1
$25.5
$24.9
1Q24
2Q24
3Q24
4Q24
1Q25
Noninterest expense
Merger expense
Efficiency ratio
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$21.9
$22.2
$38.1
$45.5
$44.8
1Q24
2Q24
3Q24
4Q24
1Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income (Loss)[3] ($MM)


$20.0
$10.0
$0.0
-$10.0
-$20.0
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
$4.9
$0.2
($16.5)
$16.8
$16.9
0.86%
0.03%
-1.82%
1.60%
1.71%
1Q24
2Q24
3Q24
4Q24
1Q25
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]


$15.00
$10.00
$5.00
$0.00
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
$13.69
$13.71
$11.28
$11.71
$12.29
7.91%
0.30%
-20.21%
18.04%
17.75%
1Q24
2Q24
3Q24
4Q24
1Q25
TBVPS
ROATCE 1

Pre-Tax Pre-Provision Income[1,3] ($MM)


$6.9
$3.2
$0.4
$19.4
$19.9
1Q24
2Q24
3Q24
4Q24
1Q25

Diluted Earnings (Loss) Per Share[3]


$0.26
$0.01
($0.59)
$0.51
$0.52
1Q24
2Q24
3Q24
4Q24
1Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]



10.1%
10.3%
10.5%
10.7%
11.3%
11.3%
8.6%
9.7%
10.3%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Tier 1 Ratio[2,3]



11.7%
12.1%
12.4%
12.6%
13.1%
13.3%
11.4%
12.4%
13.3%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Total Risk-Based Capital Ratio[2,3]



12.6%
13.0%
13.3%
13.5%
14.1%
14.3%
12.5%
13.5%
14.4%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Leverage Ratio[2,3]



11.2%
11.5%
11.7%
11.7%
12.0%
12.2%
12.4%
11.1%
12.2%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended				
All dollars in thousands	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net Interest Income	$20,494	$21,007	$36,942	$44,541	$42,255
Noninterest (Loss) Income	1,413	1,169	1,174	1,004	2,566
Total Net Interest Income and Noninterest Income	21,907	22,176	38,116	45,545	44,821
(Deduct): Noninterest expense	14,981	19,005	37,680	26,125	24,920
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$6,926**	**$3,171**	**$436**	**$19,420**	**$19,901**
Add: Merger and Related Expenses	549	491	14,605	643	-
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	**$7,475**	**$3,662**	**$15,041**	**$20,063**	**$19,901**
Average Assets	$2,309,827	$2,294,678	$3,593,157	$4,168,747	$3,999,509
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	1.21%	0.56%	0.05%	1.85%	1.99%

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended				
All dollars in thousands	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Noninterest Expense	$14,981	$19,005	$37,680	$26,125	$24,920
Deduct: Merger and Related Expenses	549	491	14,605	643	-
Adjusted Noninterest Expense (non-GAAP)	**$14,432**	**$18,514**	**$23,075**	**$25,482**	**$24,920**
Net Interest Income	20,494	21,007	36,942	44,541	42,255
Plus: Total Noninterest Income	1,413	1,169	1,174	1,004	2,566
Total Revenue	**$21,907**	**$22,176**	**$38,116**	**$45,545**	**$44,821**
Efficiency Ratio (non-GAAP)	**68.4%**	**85.7%**	**98.9%**	**57.36%**	**55.60%**
Adjusted Efficiency Ratio (non-GAAP)	**65.9%**	**83.5%**	**60.5%**	**55.95%**	**55.60%**

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Total Stockholders' Equity	$292,499	$293,219	$498,064	$511,836	$531,384
Less: Intangible Assets	38,933	38,868	135,546	134,058	133,103
Tangible Common Equity (non-GAAP)	**$253,566**	**$254,351**	**$362,518**	**$377,778**	**$398,281**
Add: Accumulated Other Comprehensive Loss ("AOCL")	6,139	6,487	2,856	6,641	4,411
Tangible Common Equity Without AOCL (non-GAAP)	**$259,705**	**$260,838**	**$365,374**	**$384,419**	**$393,870**
Total Assets	$2,289,715	$2,293,693	$4,362,767	$4,031,654	$3,983,090
Less: Intangible Assets	38,933	38,868	135,546	134,058	133,103
Tangible Assets (non-GAAP)	**$2,250,782**	**$2,254,825**	**$4,227,221**	**$3,897,596**	**$3,849,987**
Tangible Common Equity Ratio (non-GAAP)	**11.27%**	**11.28%**	**8.58%**	**9.69%**	**10.34%**
Basic Shares Outstanding	18,527,178	18,547,352	32,142,427	32,265,935	32,402,140
Book Value per Share	$15.79	$15.81	$15.50	$15.86	$16.40
Less: Intangible Book Value per Share	$2.10	$2.10	$4.22	$4.15	$4.11
Tangible Book Value per Share (non-GAAP)	**$13.69**	**$13.71**	**$11.28**	**$11.71**	**$12.29**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended				
All dollars in thousands	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net Income (Loss)	$4,935	$190	$(16,464)	$16,772	$16,853
Add: After-tax Day1 Provision for Non-PCD loans and Unfunded Loan Commitments[1]	-	-	14,978	-	-
Add: After-tax Merger and Related Expenses [1]	547	412	10,576	453	-
Adjusted Net Income (non-GAAP)	$5,482	$602	$9,090	$17,225	$16,853
Average Assets	$2,309,827	$2,294,678	$3,593,157	$4,168,747	$3,999,509
Average Shareholders' Equity	289,763	294,121	428,558	504,909	518,543
Less: Average Intangible Assets	38,964	38,900	104,409	135,064	133,567
Average tangible common equity (non-GAAP)	$250,799	$255,221	$324,149	$369,845	$384,976
Return on Average Assets	0.86%	0.03%	(1.82)%	1.60%	1.71%
Adjusted Return on Average Assets (non-GAAP)	0.95%	0.11%	1.01%	1.64%	1.71%
Return on Average Equity	6.85%	0.26%	(15.28)%	13.21%	13.18%
Adjusted Return on Average Equity (non-GAAP)	7.61%	0.82%	8.44%	13.57%	13.18%
Return on Average Tangible Common Equity (non-GAAP)	7.91%	0.30%	(20.21)%	18.04%	17.75%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	8.79%	0.95%	11.16%	18.53%	17.75%

1. After-tax Day 1 provision for non-PCD loans, unfunded loan commitments and merger and related expenses are presented using a 29.56% tax rate.

CALIFORNIA BANCORP | CALIFORNIA BANK OF COMMERCE